UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 16, 2018

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80233

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2018, Jody Kane tendered a resignation letter to GrowGeneration, Corp. (the “Company”) to indicate his resignation as a director of the Company due to his retirement, effective immediately. Mr. Kane’s resignation was not a result of any disagreements with the Company regarding its operations, policies or practices.

On the same day, the Company’s Board of Directors appointed Sean Stiefel as a director of the Company.

Mr. Stiefel founded Navy Capital LLC in 2014, where he is currently a Portfolio Manager and is responsible for all aspects of stock selection, investment due diligence and portfolio construction. Mr. Stiefel launched the Navy Capital Green Fund, LP in 2017 as a global public equity focused cannabis dedicated fund. Navy Capital has been involved in cannabis related investing since early 2016. Prior to founding Navy Capital, Mr. Stiefel was a research analyst and trader for Northwoods Capital Management Partners, a global equity fund with a fundamental value and special situations investment strategy. Mr. Stiefel had previously served as an associate within an equity long/short fund at Millennium Partners, and he began his career as an equities trading analyst for Barclays Capital. He is a graduate of the University of Southern California’s Marshall school of Business.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On January 17, 2018, the Company published a press release regarding the appointment of Mr. Stiefel as a new director.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 17, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 17, 2018	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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